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                                                                   EXHIBIT 10.37


                                                                  EXECUTION COPY


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                              AMENDED AND RESTATED
                                 LOAN AGREEMENT


                          dated as of February 9, 1999


                                      among


                     SUMITOMO BANK LEASING AND FINANCE, INC.
                                   as Lessor,


                         VARIOUS FINANCIAL INSTITUTIONS
                               IDENTIFIED HEREIN,
                                   as Lenders,

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent


                                       and


                 THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH
                            as Agent for the Lenders



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                       AMENDED AND RESTATED LOAN AGREEMENT


        THIS AMENDED AND RESTATED LOAN AGREEMENT dated as of February 9,1999 (this "Loan Agreement"), among SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware Corporation (the "Lessor"), the various financial institutions as are or may from time to time become parties hereto as lenders hereunder (collectively, the "Lenders"), THE BANK OF NOVA SCOTIA, as Documentation Agent, and THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as Agent (the "Agent") for the Lenders,


                              W I T N E S S E T H:

        WHEREAS, pursuant to the Amended and Restated Participation Agreement dated as of the date hereof (the "Participation Agreement"), among Symantec Corporation, a Delaware Corporation (the "Lessee"), the Lessor, the Lenders, the Documentation Agent and the Agent, the Lessor and the Lenders have agreed, subject to the terms thereof, to make Lessor Amounts and Loans available to the Lessor on each Acquisition Date, and the Lessor has agreed, subject to the terms thereof, to make Advances for the benefit of the Lessee on each Acquisition Date;

        WHEREAS, the Lessor desires to obtain Commitments from the Lenders pursuant to which Loans, in a maximum aggregate principal amount at any one time outstanding not to exceed $83,848,466.00 will be made to the Lessor in accordance with this Loan Agreement and the Participation Agreement;

        WHEREAS, each Lender is willing, on the terms and subject to the conditions hereinafter set forth (including Article III), to make Loans to the Lessor in an aggregate amount not to exceed its Commitment as set forth on
Schedule II to the Participation Agreement, as such Schedule may be amended from time to time; and

        WHEREAS, the Lessor will use the proceeds of such Loans to fund Advances to the Lessee pursuant to the Participation Agreement;

        NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION

        Capitalized terms used but not otherwise defined in this Loan Agreement have the respective meanings specified in



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                                                                  Loan Agreement


Appendix A to this Loan Agreement; and the rules of interpretation set forth in Appendix A to this Loan Agreement shall apply to this Loan Agreement.


                                   ARTICLE II

                    AMOUNT AND TERMS OF LENDERS' COMMITMENTS

        SECTION 2.1. Loan Commitments. Subject to the terms and conditions hereof and of the Participation Agreement, each Lender severally agrees to make loans (the "Loans") to the Lessor on each Acquisition Date for the purpose of enabling the Lessor to acquire the Properties and to pay Property Acquisition Costs and Property Improvement Costs, in an aggregate principal amount at any one time outstanding not to exceed the amount of such Lender's Commitment. No amounts paid or prepaid with respect to any Loans may be reborrowed.

        SECTION 2.2. Notes. The Loans made by each Lender shall be evidenced by a promissory note of the Lessor, substantially in the form of Exhibit A (each, a "Note"), with appropriate insertions as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the initial Commitment of such Lender. Each Lender is hereby authorized to record the date and amount of each Loan made by such Lender, each continuation thereof, the date and amount of each payment or prepayment of principal thereof and the length of each Interest Period with respect thereto, on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation or any error in such recordation shall not affect the Lessor's obligations hereunder or under such Note. Each Note shall (i) be dated the date of the initial Acquisition Date, (ii) be stated to mature on the Maturity Date and (iii) provide for the payment of interest in accordance with this Loan Agreement.

        SECTION 2.3. Prepayments.

                (a) Voluntary. The Lessor may in connection with a Casualty, Condemnation or purchase by the Lessee of a Property at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (subject to Section 13.10 of the Participation Agreement), upon at least three (3) Business Days' written notice to the Agent, specifying the date and amount of prepayment and the Land Acquisition Costs and/or Property Improvement Costs to which such Loans are allocable. Upon receipt of any such notice



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                                                                  Loan Agreement


        the Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Article XIII (including without limitation Section 13.6) of the Participation Agreement.

                (b) Mandatory. Notwithstanding the foregoing, all amounts payable by the Lessee pursuant to Article XV, XVIII or XX of the Master Lease shall be used to prepay the Loans and shall be applied to the Loans and the Lessor Amounts in the manner set forth in Article VII of the Participation.

        SECTION 2.4. Interest Rates and Payment Dates.

                (a) Each Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the LIBO Rate (Reserve Adjusted) determined for such day plus the Loan Margin or, at the option of the Lessee, the Alternate Base Rate plus the Loan Margin.

                (b) If all or a portion of (i) the principal amount of any Loan,
        (ii) any interest payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate. Interest accruing pursuant to this clause (b) shall be payable from time to time on demand.

                (c) During the Base Lease Term, Interest shall accrue on outstanding Loans and shall be paid on the Scheduled Payment Date.

                (d) Each prepayment of the Loans shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

        SECTION 2.5. Repayment of Loans.

                (a) During the Base Lease Term the Lessor shall repay the Loans with respect to each Property on the dates and in the amount set forth in the Master Rent Schedule under the Lease.

                (b) The Loans shall be repaid in full on the Maturity Date.



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                                                                 Loan Agreement



        SECTION 2.6. Computation of Interest.

                (a) If interest on the Loans shall be based on the LIBO Rate (Reserve Adjusted), then it shall be calculated on the basis of a 360-day year and, if based on the Alternate Base Rate, then on a 360-day year basis if the Alternate Base Rate is calculated at the Federal Funds Rate, and a 365- or, if applicable, 366-, day year basis if the Alternate Base Rate is calculated at the Prime Rate, in each case for the actual days elapsed. The Agent shall as soon as practicable notify the Lessor and the Lenders of each determination of a LIBO Rate. Any change in the interest rate on a Loan resulting from a change in the Alternate Base Rate or the LIBOR Reserve Percentage shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall as soon as practicable notify the Lessor and the Lenders of the effective date and the amount of each such change in interest rate.

                (b) Each determination of an interest rate by the Agent pursuant to any provision of this Loan Agreement shall be correct and binding on the Lessor and each Lender in the absence of demonstrable error. The Agent shall, at the request of the Lessor, deliver to the Lessor a statement prepared in good faith and in reasonable detail showing the quotations used by the Agent in determining any interest rate pursuant to Section 2.5(a).

        SECTION 2.7. Pro Rata Treatment and Payments. Each borrowing by the Lessor from the Lenders hereunder shall be made pro rata among the Lenders according to the respective Commitment Percentage of each such Lender. Except as otherwise provided in Article VII of the Participation Agreement, each payment (including each prepayment) by the Lessor on account of principal of and interest on the Loans shall be made pro rata among the Lenders according to the respective outstanding principal amounts of the Loans then held by each such Lender. Subject to Article V, all payments (including prepayments) to be made by the Lessor hereunder and under the Notes, whether on account of principal, interest or otherwise, shall be made without setoff or counterclaim and shall be made by the Lessor to the applicable Lender prior to 12:00 p.m.,Los Angeles, California time, to such Lender's Funding Office specified in Schedule II to the Participation Agreement (or to such other office as may be designated by such Lender from time to time in a written notice to the Owner Lessor) in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment is due. Payments


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                                                                  Loan Agreement


received after 1:00 p.m., San Francisco, California time, on the date due shall for the purpose of Section 5.1 be deemed received on such day; provided, however, that for the purposes of Section 2.5(b), such payments shall be deemed received on the next succeeding Business Day and, unless the Lenders are otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in Section 2.5(b).


                                   ARTICLE III

                              CONDITIONS PRECEDENT

        SECTION 3.1. Conditions to Effectiveness. This Loan Agreement shall be effective on the Documentation Date upon satisfaction of the conditions precedent set forth in Section 2.1 of the Participation Agreement.


                                   ARTICLE IV

                           PAYMENTS AND DISTRIBUTIONS

        SECTION 4.1. Payments and Distributions. All payments to be made by the Lessor hereunder, and all payments due and payable to the Lenders pursuant to any other Operative Document, shall be distributed by the Lessor to the Participants in accordance with Article VII of the Participation Agreement.


                                    ARTICLE V

                        LOAN AGREEMENT EVENTS OF DEFAULT

        SECTION 5.1. Loan Agreement Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Loan Agreement Event of Default":

                (a) The Lessor shall (i) default, and such default shall continue for five (5) or more days, in the payment when due (including, without limitation, pursuant to Section 2.5(b)) of any principal of the Loans or (ii) default, and such default shall continue for five (5) or more days, in the payment when due of any interest on the Loans or (iii) default, and such default shall continue for ten or more



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                                                                  Loan Agreement


        days after the Lessor's receipt of notice of such default, in the payment of any other amounts owing hereunder or under any other Loan Document to which it is a party; or

                (b) The Lessor shall default in the due performance or observance by it of any term, covenant or agreement contained in this Loan Agreement or the Notes (other than those referred to in clause (a) above), and such default shall have continued unremedied for a period of at least thirty (30) days after the Lessor's receipt of notice thereof from the Agent or Lenders holding a majority of the outstanding Loans;

                (c) Any representation, warranty or statement made or deemed made by the Lessor herein or in any other Loan Document or the Participation Agreement, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto, shall prove to be untrue in any material respect on the date as of which made or deemed made, and such misrepresentation or breach of warranty shall remain unremedied for a period of at least thirty (30) days after notice to the Lessor from the Agent or Lenders holding a majority of the outstanding Loans; or

                (d) Any Lease Event of Default shall have occurred and be continuing; or

                (e) The Lessor shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against the Lessor and the petition is not dismissed within ninety (90) days after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of the Lessor and is not removed within ninety (90) days; or the Lessor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Lessor; or there is commenced against the Lessor any such proceeding which remains undismissed for a period of ninety (90) days; or the Lessor is adjudicated insolvent or bankrupt which adjudication is not withdrawn or reversed within ninety
        (90) days; or any order of relief or other order approving any such case or proceeding is entered which order is not withdrawn or reversed within ninety (90) days; or the Lessor suffers any appointment of any custodian or the like for it



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                                                                  Loan Agreement


        or any substantial part of its property to continue undischarged or unstayed for a period of ninety (90) days; or the Lessor makes a general assignment for the benefit of creditors; or any corporate action is taken by the Lessor for the purpose of effecting any of the foregoing and in the case of any of the foregoing, there is a delay or disruption whether prior to or following the expiration of any of the foregoing time periods of any amounts payable to the Lenders and Agent under this Loan Agreement or any of the other Operative Documents.

        SECTION 5.2. Remedies.

                (a) Upon the occurrence of any Loan Agreement Event of Default,
        (i) if such event is a Loan Agreement Event of Default specified in clause (e) above or a Lease Event of Default specified in Section 16.1(h) or (i) of the Master Lease, the Commitments of all Lenders shall automatically and immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Loan Agreement and the Notes shall immediately become due and payable, and
        (ii) if such event is any other Loan Agreement Event of Default, any or all of the following actions may be taken: (x) Lenders holding a majority in principal amount of the outstanding Loans ("Required Lenders") may, by notice to the Lessor, declare the Loan Commitments to be terminated forthwith, whereupon the Loan Commitments shall immediately terminate and (y) with the consent of Lenders holding a majority of the outstanding Loans, the Agent may, or upon the request of Lenders holding a majority of the outstanding Loans, the Agent shall, by notice to the Lessor, declare all Loans hereunder (with accrued interest thereon) and all other amounts owing with respect to the Loans under this Loan Agreement and the Notes to be due and payable forthwith, whereupon all Loans shall immediately become due and payable (any of the foregoing occurrences or actions referred to in clause (i) or (ii) above, an "Acceleration"). Except as expressly provided above in this
        Article V, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                (b) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Agent shall, upon the written instructions of Lenders holding a majority in principal amount of the outstanding Loans, exercise any or all of the rights and powers and pursue any and all of the remedies available to it hereunder and (subject to the terms thereof) under the Lease and the other



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                                                                  Loan Agreement


        Loan Documents and shall have any and all rights and remedies available under the Uniform Commercial Code or any provision of law.

                (c) Upon the occurrence of any Loan Agreement Event of Default and at any time thereafter so long as any Loan Agreement Event of Default shall be continuing, the Agent shall, upon the written instructions of Lenders holding a majority in principal amount of the outstanding Loans, proceed to protect and enforce this Loan Agreement, the Notes, the Lease and the other Operative Documents by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement herein contained or in execution or aid of any power herein granted, or for foreclosure hereunder, or for the appointment of a receiver or receivers for the Properties or any Property or for the recovery of judgment for the indebtedness secured thereby or for the enforcement of any other proper, legal or equitable remedy available under Applicable Law.

                (d) Subject to Section 8.11, the Lessor shall be liable for any and all accrued and unpaid amounts due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and other reasonable costs and expenses incurred by the Agent or any Lender by reason of the occurrence of any Loan Agreement Event of Default or the exercise of remedies with respect thereto.

                (e) With respect to the occurrence and continuance of any Lease Default under Section 16.1(a), (b) or (c) of the Master Lease, the Lessor agrees that the Agent or any Participant may give notice of such Lease Default on behalf of the Lessor to the Lessee. With respect to any other Lease Default, the Lessor agrees that the Agent may give notice of such Lease Default on behalf of the Lessor to the Lessee. When a Lease Event of Default has occurred and is continuing, the Agent, at the direction of Lenders holding a majority of the outstanding Loans, may exercise any or all of the remedies of the Lessor under Article XVI of the Master Lease, and the Lessor shall exercise such remedies at the direction of the Agent. The Lessor shall demand the purchase of properties by the Lessee pursuant to Section 16.2(e) of the Master Lease at the direction of Lenders holding a majority of the outstanding Loans. In addition, the Lenders may request that the Agent, and upon direction of the Required Lenders the Agent shall, exercise its rights



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                                                                 Loan Agreement


        against the Additional Collateral under the Pledge Agreement.


                                   ARTICLE VI

                        CERTAIN REMEDIAL MATTERS; RELEASE

                SECTION 6.1. Certain Remedial Matters. Notwithstanding any other provision of this Loan Agreement or any other Loan Document the Lessor shall at all times retain the right, but not to the exclusion of the Agent, (A) to receive from the Lessee all notices, certificates and other documents and all information that the Lessee is permitted or required to give or furnish to the "Lessor" or the "Lessor" pursuant to the Lease, the Participation Agreement or any other Operative Document,
        (B) to provide such insurance as the Lessee shall have failed to maintain and (C) subject to the other applicable provisions of this Loan Agreement, to perform for the Lessee under Article XVII of the Master Lease.

        SECTION 6.2. Release of Properties, etc.

                (a) If the Lessee shall at any time purchase any Property pursuant to Article XV of the Master Lease, or exercise its Purchase Option with respect to any Property under Article XVIII of the Master Lease, or if all of the Properties shall be sold in accordance with and the Lessee otherwise satisfies each of the obligations and conditions set forth at Article XX of the Master Lease, then, upon application of such amounts to prepay the Loans pursuant to Article IV and the Agent's and the Lenders' receipt of all accrued interest and any other payments due and owing from Lessee and/or the Lessor to the Agent and the Lenders on such date, including without limitation pursuant to Article XIII of the Participation Agreement, such Property shall be released from the Lien in favor of the Lenders created by the Assignment of Lease and Rent, to the extent relating to such Property, all without delivery of any instrument or performance of any act by any party.

                (b) Upon the termination of the Lenders' Commitments and the payment in full of the Loans and all other amounts owing by the Lessor hereunder or under any other Loan Document, the Properties shall be released from the Lien in favor of the Lenders created by the Assignment of Lease and Rent, to the extent relating to such Property, without delivery of any instrument or performance of any act by any party.



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                                                                  Loan Agreement



                (c) Upon request of the Lessor following a release of any Property described in clause (a) or (b) above, the Agent shall, at the sole cost and expense of the Lessor, execute and deliver to the Lessor or the Lessee such documents as the Lessor shall reasonably request to evidence such release, including, if requested, a release of Assignment of Lease and Rent to the extent relating to such Property.


                                   ARTICLE VII

                                    THE AGENT

        SECTION 7.1. Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Loan Agreement and the other Operative Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Loan Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Loan Agreement and the other Operative Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Loan Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender or any other party to the Operative Documents, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Loan Agreement or any other Operative Document or otherwise exist against the Agent.

        SECTION 7.2. Delegation of Duties. The Agent may execute any of its duties under this Loan Agreement and the other Operative Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

        SECTION 7.3. Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Loan Agreement or any other Operative Document (except for its or such Person's own gross negligence or willful misconduct or breach of any of its representations, warranties or covenants under the Operative Documents) or (b) responsible in any manner to any of the Lenders or any other party to the Operative Documents for any recitals, statements,



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                                                                  Loan Agreement


representations or warranties made by the Lessor or the Lessee or any officer thereof contained in this Loan Agreement or any other Operative Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Loan Agreement or any other Operative Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Loan Agreement or any other Operative Document or for any failure of the Lessor or the Lessee to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender or any other party to the Operative Documents to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Loan Agreement or any other Operative Document, or to inspect the properties, books or records of the Lessor or the Lessee.

        SECTION 7.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Lessor or the Lessee), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Loan Agreement or any other Operative Document unless it shall first receive the advice or concurrence of Lenders holding a majority of the outstanding Loans or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Loan Agreement and the other Operative Documents in accordance with a request of Lenders holding a majority of the outstanding Loans, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

        SECTION 7.5. Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Loan Agreement Default or Loan Agreement Event of Default hereunder unless the Agent has received notice from a Lender or the Lessor referring to this Loan Agreement, describing such Loan Agreement Default or Loan Agreement Event of Default and stating that such



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                                                                  Loan Agreement



notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Lenders and the Lessee. The Agent shall take such action with respect to such Loan Agreement Default or Loan Agreement Event of Default as shall be directed by Lenders holding a majority of the outstanding Loans; provided, however, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Loan Agreement Default or Loan Agreement Event of Default as it shall deem advisable in the best interests of the Lenders.

        SECTION 7.6. Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Lessor or the Lessee, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee and made its own decision to make its Loans hereunder and enter into this Loan Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Loan Agreement and the other Operative Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Lessor and the Lessee. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Lessor or the Lessee which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

        SECTION 7.7. Indemnification. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Lessee and without limiting the obligation of the Lessee to do so), ratably according to the percentage each



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                                                                  Loan Agreement


Lender's Commitment bears to the total Commitments of all of the Lenders on the date on which indemnification is sought under this Section 7.7 (or, if indemnification is sought after the date upon which the Lenders' Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with the percentage that each Lender's Commitment bears to the Commitments of all of the Lenders immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including without limitation all reasonable fees and disbursements of any law firm or other external counsel of the Agent, the allocated cost of internal legal services and all disbursements of internal counsel of the Agent) which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Loan Agreement, any of the other Operative Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Agent's gross negligence or willful misconduct. The agreements in this
Section 7.7 shall survive the payment of the Notes and all other amounts payable hereunder.

        SECTION 7.8. Agent in Its Individual Capacity. The Agent and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Lessor, the Lessee and their Affiliates as though The Sumitomo Bank, Limited, San Francisco Branch, were not the Agent hereunder and under the other Operative Documents and without notice to or consent of the Banks. Each Lender acknowledges that, pursuant to such activities, The Sumitomo Bank, Limited, San Francisco Branch, or its Affiliates may receive information regarding the Lessee, the Lessor or their Affiliates (including information that may be subject to confidentiality obligations in favor of the Lessee, the Lessor or their Affiliates) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to any Loans made or renewed by it and any Note issued to it, The Sumitomo Bank, Limited, San Francisco Branch, shall have the same rights and powers under this Loan Agreement and the other Operative Documents as any Lender and may exercise the same as though it were not the Agent, and, in the event The

                                                                  Loan Agreement



Sumitomo Bank, Limited, San Francisco Branch, becomes a Lender, the terms "Lender" and "Lenders" shall include The Sumitomo Bank, Limited, San Francisco Branch, in its individual capacity.

        SECTION 7.9. Successor Agent. The Agent may resign as Agent upon 20 days' notice to the Lenders. If the Agent shall resign as Agent under this Loan Agreement and the other Operative Documents, then Lenders holding a majority of the outstanding Loans shall appoint a successor agent for Lenders, which successor agent shall be a commercial bank organized under the laws of the United States of America or any State thereof or under the laws of another country which is doing business in the United States of America and having a combined capital, surplus and undivided profits of at least $100,000,000 (and if no Lease Default or Lease Event of Default exists, shall be approved by the Lessee (which consent shall not be unreasonably withheld)), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Loan Agreement or any holders of the Notes. If no successor Agent has accepted appointment as Agent by the date which is 20 days following a resigning Agent's notice of resignation, the resigning Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as Lenders holding a majority of the outstanding Loans appoint a successor Agent as provided above. After any retiring Agent's resignation as Agent, all of the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Loan Agreement and the other Operative Documents.


                                  ARTICLE VIII

                                  MISCELLANEOUS

        SECTION 8.1. Amendments and Waivers. Neither this Loan Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of Section
14.5 of the Participation Agreement.

        SECTION 8.2. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in accordance with Section 14.3 of the Participation Agreement.

                                                                 Loan Agreement



        SECTION 8.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

        SECTION 8.4. Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Loan Agreement and the Notes and the making of the Loans hereunder.

        SECTION 8.5. Successors and Assigns; Assignment by Lessor. This Loan Agreement shall be binding upon and inure to the benefit of the Lessor, each Lender, the Agent, each future holder of a Note and their respective successors and assigns.

        SECTION 8.6. Adjustments. If any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, pursuant to events or proceedings of the nature referred to in Section 5.1(e), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

        SECTION 8.7. Counterparts. This Loan Agreement may be executed by one or more of the parties to this Loan Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of

                                                                  Loan Agreement

this Loan Agreement signed by all the parties shall be lodged with the Lessor and the Agent.

        SECTION 8.8. Severability. Any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        SECTION 8.9. Intention. This Loan Agreement and the other Operative Documents represent the agreement of the Lessor, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Operative Documents.

        SECTION 8.10. GOVERNING LAW. THIS LOAN AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS LOAN AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

        SECTION 8.11. Limitation of Liability. The parties hereto agree that except as specifically set forth in the Lease or in any other Operative Document, Lessor shall have no personal liability whatsoever to the Lessee, Agent, any Lender or their respective successors and assigns for any liability or obligation hereunder or under any other Operative Document (including without limitation, the payment of the principal of, or interest on, the Loans) or for any claim based on or in respect of this Loan Agreement or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby and the recourse shall be solely had against the Lessor's interest in the Property; provided, however, that Lessor shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) breach of any of its representations, warranties or covenants under the Operative Documents, or (c) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) Lessor shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Lessor to the Lessee or the

                                                                  Loan Agreement


Lenders are solely nonrecourse obligations except to the extent that it has received payment from others; and (iii) all such personal liability of Lessor is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Lessor.

                                                                  Loan Agreement

        IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                         SUMITOMO BANK LEASING AND FINANCE,
                                            INC. as Lessor


                                         By /s/ WILLIAM M. GINN
                                            -----------------------------------
                                            Name:  William M. Ginn
                                            Title: President

                                                                  Loan Agreement



                                         THE SUMITOMO BANK, LIMITED,
                                         LOS ANGELES BRANCH as Agent


                                         By /s/ AZAR SHAKERI
                                            -----------------------------------
                                            Name:  Azar Shakeri
                                            Title: Vice President

                                                                  Loan Agreement



                                         THE BANK OF NOVA SCOTIA


                                         By /s/ EDWARD KOFMAN
                                            ------------------------------------
                                            Name:  Edward Kofman
                                            Title: Relationship Manager

                                                                  Loan Agreement



                                         COOPERATIEVE CENTRALE RAIFFEISEN-
                                           BOERENLEENBANK B.A., "Rabobank
                                           Nederland," New York Branch


                                         By /s/ IAN REECE
                                            -----------------------------------
                                            Name:  Ian Reece
                                            Title: Senior Credit Manager




                                         By /s/ M. CHRISTINA DEBLER
                                            -----------------------------------
                                            Name:  M. Christina Debler
                                            Title: Vice President

                                TABLE OF CONTENTS


                                                                                           Page
                                                                                           ----

                                    ARTICLE I

                           DEFINITIONS; INTERPRETATION


                                   ARTICLE II

                    AMOUNT AND TERMS OF LENDERS' COMMITMENTS

SECTION 2.1.          Loan Commitments.......................................................2
SECTION 2.2.          Notes..................................................................2
SECTION 2.3.          Prepayments............................................................2
SECTION 2.4.          Interest Rates and Payment Dates.......................................3
SECTION 2.5.          Repayment of Loans.....................................................3
SECTION 2.6.          Computation of Interest................................................4
SECTION 2.7.          Pro Rata Treatment and Payments........................................4


                                   ARTICLE III

                              CONDITIONS PRECEDENT

SECTION 3.1.          Conditions to Effectiveness............................................5


                                   ARTICLE IV

                           PAYMENTS AND DISTRIBUTIONS

SECTION 4.1.          Payments and Distributions.............................................5


                                    ARTICLE V

                        LOAN AGREEMENT EVENTS OF DEFAULT

SECTION 5.1.          Loan Agreement Events of Default.......................................5
SECTION 5.2.          Remedies...............................................................7


                                          ARTICLE VI

                              CERTAIN REMEDIAL MATTERS; RELEASE

SECTION 6.1.          Certain Remedial Matters...............................................9
SECTION 6.2.          Release of Properties, etc.............................................9


                                   ARTICLE VII

                                    THE AGENT

SECTION 7.1.          Appointment...........................................................10
SECTION 7.2.          Delegation of Duties..................................................10
SECTION 7.3.          Exculpatory Provisions................................................10
SECTION 7.4.          Reliance by Agent.....................................................11
SECTION 7.5.          Notice of Default.....................................................11
SECTION 7.6.          Non-Reliance on Agent and Other Lenders...............................12

SECTION 7.7.          Indemnification.......................................................12
SECTION 7.8.          Agent in Its Individual Capacity......................................13
SECTION 7.9.          Successor Agent.......................................................14

                                  ARTICLE VIII

                                  MISCELLANEOUS

SECTION 8.1.          Amendments and Waivers................................................14
SECTION 8.2.          Notices...............................................................14
SECTION 8.3.          No Waiver; Cumulative Remedies........................................15
SECTION 8.4.          Survival of Representations and Warranties............................15
SECTION 8.5.          Successors and Assigns; Assignment by Lessor..........................15
SECTION 8.6.          Adjustments...........................................................15
SECTION 8.7.          Counterparts..........................................................15
SECTION 8.8.          Severability..........................................................16
SECTION 8.9.          Intention.............................................................16
SECTION 8.10.         GOVERNING LAW.........................................................16
SECTION 8.11.         Limitation of Liability...............................................16


EXHIBIT

Exhibit A             Form of Note

                                                                       EXHIBIT A
                                                               TO LOAN AGREEMENT


                                      NOTE

$__________________                                          [Acquisition Date]


        FOR VALUE RECEIVED, the undersigned, SUMITOMO BANK LEASING AND FINANCE, INC., a Delaware corporation (the "Lessor"), promises to pay to the order of ____________________ (the "Lender") on the Maturity Date the principal sum of
_________________ DOLLARS ($ ________) or, if less, the aggregate unpaid principal amount of all Loans made by the Lender pursuant to that certain Loan Agreement, dated as of October 18, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Loan Agreement"), among the Lessor and the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto.

        The Lessor also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Loan Agreement.

        Payments of both principal and interest are to be made without setoff or counterclaim in lawful money of the United States of America in same day or immediately available funds to the account of the Lender specified in Schedule II to the Participation Agreement (or to such other account as the Lender may from time to time designate in a written notice to the Lessor).

        This Note is one of the Notes referred to in, and evidences indebtedness incurred under, the Loan Agreement, to which reference is made for a description of the security for this Note, the limitations on recourse for this Note and for a statement of the terms and conditions on which the Lessor is permitted and required to make prepayments and repayments of principal of the indebtedness evidenced by this Note and on which such indebtedness may be declared to be or automatically become immediately due and payable.

        The Lender is authorized to endorse the schedule attached hereto (and any continuation thereof) in accordance with the provisions of the Loan Agreement.

        Capitalized terms used but not otherwise defined herein have the respective meanings specified in Appendix A to the Loan Agreement.

        All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

        THIS NOTE HAS BEEN DELIVERED IN CALIFORNIA, AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.


                                       SUMITOMO BANK LEASING AND FINANCE, INC., as Lessor


                                       By____________________________________
                                         Name:
                                         Title:

                          LOANS AND PRINCIPAL PAYMENTS



=================================================================================================
                                Amount of       Unpaid
                  Amount of      Principal      Principal                            Notation
    Date         Loans Made       Repaid        Balance           Total              Made By
-------------------------------------------------------------------------------------------------
_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

=================================================================================================
                                Amount of       Unpaid
                  Amount of      Principal      Principal                            Notation
    Date         Loans Made       Repaid        Balance           Total              Made By
-------------------------------------------------------------------------------------------------
_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________

_________________________________________________________________________________________________